UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
January 16, 2007
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
VALENTEC SYSTEMS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	0-11454	59-2332857

(State or other jurisdiction incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2629 York Avenue
Minden, LA 71055
(Address of Principal Executive Offices)
(318) 382-4574
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT
ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     On January 15, 2007, the Board of Directors of Valentec Systems, Inc. (the “Company”) granted a total of 1,000,000 options to purchase shares of the Company’s common stock under the Company’s 2006 Equity Incentive Plan as follows:

Name	Title	Options Granted
Craig Wilson	Controller	150,000
Steve Findley	VP Strategic Development	150,000
Steve Shows	VP/GM	50,000
John Law	Director of Energetic Manufacturing	100,000
Leroy Bainter	Director of Metal Parts Manufacturing	100,000
Lisa Roulette	Business Development/Washington Relations	100,000
PT Asher	Program Manager	100,000
OJ Romero	Program Manager	100,000
Ron Mackey	Contract Manager	75,000
Rubin Almagore	Assistant Program Manager	75,000
     The stock options vest at a rate of 25% per year over 4 years.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: January 16, 2007

VALENTEC SYSTEMS, INC.
By:	/s/ Robert Zummo
	Name:	Robert Zummo
	Title:	President and Chief Executive Officer

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